UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C., 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2025

NEXTNRG, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40809	84-4260623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

67 NW 183rd Street, Miami, Florida 33169

(Address of principal executive offices, including Zip Code)

(305) 791-1169

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NXXT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed in a Current Report on Form 8-K filed on April 4, 2025 by NextNRG Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”), on March 31, 2025, the Company issued a promissory note, in the principal sum of $1,000,000 (the “Alcourt Note”), in favor of Alcourt LLC (“Alcourt”). The Alcourt Note originally matured on April 30, 2025; provided, however, the Alcourt Note provided that if the Alcourt Note was not paid on April 30, 2025, the Company would pay $150,000 to Alcourt and upon payment, the maturity date of the Alcourt Note would be extended to May 31, 2025. The Alcourt Note was not paid on April 30, 2025. As previously disclosed in a Current Report on Form 8-K filed on May 23, 2025 by the Company with the SEC, on May 21, 2025, the Company and Alcourt entered into that certain Amendment to Promissory Note (“Alcourt Amendment No. 1”) that extended the maturity date of the Alcourt Note to May 31, 2025 in exchange for the issuance by the Company of 26,000 shares of its common stock to Alcourt and the payment by the Company of an extension fee of $150,000.

On June 25, 2025, the Company and Alcourt entered into an Amendment to Promissory Note (“Alcourt Amendment No. 2” and together with Alcourt Amendment No. 1, the “Alcourt Note Amendments”), dated as of June 23, 2025, that had the effect of extending the maturity date of the Alcourt Note, as amended by Alcourt Amendment No. 1, to June 30, 2025 in exchange for the issuance by the Company of 90,000 shares of its common stock to Alcourt. Pursuant to the terms of Alcourt Amendment No. 2, the Company has the option to extend the maturity date of the Alcourt Note, as amended by the Alcourt Note Amendments, for additional one-month periods in exchange for the issuance to Alcourt of 90,000 additional shares of common stock for each extension; provided, however, that the maturity date of the Alcourt Note, as amended, may not be extended beyond September 30, 2025.

Except as set forth above, the terms of the Alcourt Note, as amended, remain in full force and effect.

The foregoing description of Alcourt Amendment No. 2 is subject to and qualified in its entirety by reference to the full text of Alcourt Amendment No. 2, a copy of which is attached hereto as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amendment to Promissory Note, entered into on June 25, 2025 and dated as of June 23, 2025, by and between the registrant and Alcourt LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NextNRG, Inc.

Date: July 1, 2025	By:	/s/ Michael Farkas
	Name:	Michael Farkas
	Title:	Chief Executive Officer